Exhibit 99.1

PARABELLUM ACQUISITION CORP. NOTES APPROXIMATELY $14 MILLION OF

INDICATIONS OF INTEREST AND TERM SHEET FOR FINANCING OF

ITS BUSINESS COMBINATION WITH ENOCEAN GMBH

March 15, 2023 – Dallas, TX – Parabellum Acquisition Corp. (OTC:PRBM and PRBMW) today noted that it has received indications of interest for approximately $14 million of a targeted $25-30 million financing for its previously announced business combination with EnOcean GmbH. Upon closing of the transaction, the combined company will be named EnOcean Holdings, N.V. and is expected to be listed on a national exchange and trade under the new ticker symbol “SIOT”, or Sustainable IoT.

The terms of the proposed financing, that remains subject to approval by EnOcean GmbH, include the option to purchase 1.84 shares from an incentive pool (that will be established to consist of a combination of merger consideration shares that will be issued to the holders of EnOcean GmbH and existing sponsor shares) for each share of EnOcean Holdings, N.V. that is purchased in a PIPE financing at $9.20 per share or each share that is currently owned in Parabellum Acquisition Corp. that is made subject to a non-redemption agreement at the time of the closing of the business combination. The resulting effective cost basis of the investment at $9.20 per share will be approximately $3.24 per share. This summary of the terms of the financing is not meant to be complete. Please see the complete term sheet at the end of this release for additional details on the proposed terms.

Additional information about the proposed transaction, including a copy of the business combination agreement and investor presentation, are available a Current Report on Form 8-K to be filed by Parabellum with the Securities and Exchange Commission (“SEC”) and on Parabellum’s website at www.parabellumac.com, EnOcean’s website at www.enocean.com, and at the SEC’s website at www.sec.gov.

About EnOcean

EnOcean GmbH is the pioneer of energy harvesting. Headquartered in Oberhaching, near Munich, with its subsidiary in Salt Lake City, UT, the company delivers valuable data for the Internet of Things (IoT) with its resource-saving technology. For more than 20 years, EnOcean has been producing maintenance-free wireless switches and sensors, which gain their energy from the surroundings – from movement, light or temperature. The combination of miniaturized energy converters, ultra-low power electronics and robust radio technology based on open standards (EnOcean, Zigbee and Bluetooth®) forms the foundation for digitized buildings, services and production processes in the IoT. The self-powered solutions are used in building automation, smart homes, LED lighting control and industrial applications. As an innovation driver, EnOcean is a strong partner for more than 350 leading product manufacturers and has already completed more than a million buildings worldwide with energy harvesting solutions. For more information, please visit www.enocean.com/edge.

About Parabellum Acquisition Corp.

Parabellum is a blank-check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company focus is on businesses that have unique proprietary technologies and business models and are actively engaged in the Internet of Things (“IoT”) transformation in a variety of segments such as consumer, industrial, automotive, medical and others. Visit www.parabellumac.com for more information.

Additional Information

This communication is being made in respect of the proposed transaction involving EnOcean GmbH, a private limited company incorporated under the Laws of Germany (“EnOcean”), EnOcean Holdings B.V., a private company with limited liability incorporated under the Laws of the Netherlands (“Holdco”), Artemis Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Holdco, and Parabellum Acquisition Corp., a Delaware corporation (“Parabellum”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. In connection with the proposed transaction, EnOcean Holdings B.V. will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form F-4 that will include a proxy statement of Parabellum in connection with Parabellum’s solicitation of proxies for the vote by Parabellum’s shareholders with respect to the proposed transaction and other matters as may be described in the registration statement. EnOcean and Parabellum also plan to file other documents with the SEC regarding the proposed transaction and a proxy statement/prospectus will be mailed to holders of shares of Parabellum’s Class A Common Stock. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE FORM F-4 AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement/prospectus, as well as other filings containing information about EnOcean and Parabellum will be available without charge at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus can also be obtained, when available, without charge, from EnOcean’s website at www.enocean.com. Copies of the proxy statement/prospectus can be obtained, when available, without charge, from Parabellum’s website at www.parabellumac.com.

Participants in the Solicitations

EnOcean, EnOcean Holdings B.V., Parabellum and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Parabellum’s stockholders in connection with the proposed transaction. You can find more information about Parabellum’s directors and executive officers in Parabellum’s final prospectus dated September 27, 2021 and filed with the SEC on September 29, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Forward-Looking Statements

Certain statements included in this communication that are not historical facts are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect, “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, including the proposed financing, the plans, objections, expectations, and intentions of EnOcean and Parabellum, the expected timing of completion of the transaction, and other statements that are not historical facts. These statements are based on information available to EnOcean and Parabellum as of the date hereof and neither EnOcean nor Parabellum is under any duty to update any of the forward-looking statements after the date of this Presentation to conform these statements to actual results. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the respective management of EnOcean and Parabellum as of the date hereof and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and should not be relied on by an investor or others as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of EnOcean and Parabellum. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, changes in domestic and foreign business, market, financial, political, and legal conditions; the approval of the financing by EnOcean GmbH, the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that any regulatory approvals or the SEC’s declaration of the effectiveness of our prospectus/proxy statement are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transaction or that the approval of the requisite equity holders of Parabellum is not obtained; failure to realize the anticipated benefits of the proposed transaction; risks relating to the uncertainty of the projected financial information with respect to EnOcean; risks related to the rollout of EnOcean’s business and the timing of expected business milestones; the effects of competition on EnOcean’s business; the amount of redemption requests made by Parabellum’s stockholders; the ability of Parabellum or EnOcean to issue equity or equity-linked securities or obtain debt financing in connection with the proposed transaction or in the future; and those factors discussed in Parabellum’s final prospectus dated September 29, 2021, under the heading “Risk Factors,” and other documents Parabellum has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Parabellum nor EnOcean presently know, or that Parabellum or EnOcean currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, the forward-looking statements reflect Parabellum’s and EnOcean’s expectations, plans, or forecasts of future events and views as of the date of this communication. Parabellum and EnOcean anticipate that subsequent events and developments will cause Parabellum’s and EnOcean’s assessments to change. However, while Parabellum and EnOcean may elect to update these forward-looking statements at some point in the future, Parabellum and EnOcean specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as a representation of Parabellum’s and EnOcean’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

TERM SHEET

ENOCEAN N.V.

COMMON STOCK FINANCING SUMMARY OF TERMS AND CONDITIONS

This Summary of Terms and Conditions is non-binding and summarizes the principal terms of a proposed financing of EnOcean N.V. (the “Issuer”) with regards to its considered business combination with Parabellum Acquisition Corp. (OTC:PRBM, OTC:PRBMW) (the “Business Combination”), and the related exchange of shares of EnOcean GmbH (the “Exchange”) into Ordinary Shares (the “Ordinary Shares”) of the Issuer immediately prior to the closing of the Business Combination (the “Closing”). No legally binding obligations will be created until definitive agreements are executed and delivered by all parties. This Term Sheet is not a commitment to invest, and is conditioned on the completion of due diligence, legal review and documentation that is satisfactory to the investors (the “Investors”). Based on the results of such reviews, the terms below may be adjusted. This Term Sheet, and all investment documents, shall be governed in all respects by the laws of the State of Delaware.

Issuer:	EnOcean N.V. (the “Issuer”).
Issue:	The issue is the Ordinary Shares. The Ordinary Shares will not be subject to any lockup or other provisions that would restrict trading once the shares are registered. The amount invested in the Issuer by each Investor may be reduced by the open market purchase of shares of PRBM Class A common stock in the open market (which will convert in the Business Combination into an equivalent number of Ordinary Shares at the Closing) if such Investor also executes a non-redemption agreement with PRBM.
Issuance Amount:	Up to $30.0 million in the Issuer (the “Investment”), for a total of 3,260,869 Ordinary Shares. Parabellum LLC expects to invest at least $2-4 million in this financing.
Secondary Purchase	For each Ordinary Share or share of PRBM Class A common stock purchased that is subject to a non-redemption agreement (an “Investment Share”), the Investor will receive the right to purchase following the Exchange and immediately prior to the Closing, 1.84 Ordinary Shares from the Incentive Pool at a price per share of $0.01. Up to 6,000,000 shares of Issuer in the aggregate can be purchased in the Secondary Purchase if the total Investment is made.
Incentive Pool

An Incentive Pool of Ordinary Shares shall be established and comprised of Ordinary Shares from existing holders of EnOcean GmbH and Parabellum LLC in an aggregate amount of up to 6,000,000 shares. The amount of shares contributed by EnOcean GmbH and Parabellum LLC will be as follows:

•      For a total Investment of $30,000,000, EnOcean GmbH will contribute 1.69 Ordinary Shares and Parabellum LLC will contribute 0.15 Ordinary Shares for each Investment Share.

•      For a total Investment of $25,000,000, EnOcean GmbH will contribute 1.53 Ordinary Shares and Parabellum LLC will contribute 0.31 Ordinary Shares for each Investment Share.

•      For a total Investment between $25,000,000 and $30,000,000, the amount of shares will be adjusted on a linear basis between the two scenarios above. For example, for a total Investment of $27,500,000, EnOcean GmbH will contribute 1.61 Ordinary Shares and Parabellum LLC will contribute 0.23 Ordinary Shares for each Investment Share.

Additional Secondary Purchase	In addition, upon mutual agreement with existing holders of EnOcean GmbH, Investors may purchase directly from such EnOcean GmbH shareholders at mutually agreed upon prices either (a) shares of EnOcean GmbH prior to the Exchange that will then become shares of the Issuer in the Exchange or (b) shares of the Issuer issued to existing holders of EnOcean GmbH in the Exchange, with such purchase occurring immediately prior to the Closing. Whether (a) or (b) is used for the Additional Secondary Purchase will depend upon the best mechanics for such transaction under applicable law.

Valuation:

The Issuer’s share price (“Share Price”) for the sale of the Ordinary Shares to the Investors will be $9.20. However, as a result of the Secondary Purchase, the effective cost basis for each Investor will be $3.24 per share, which equates to a pro forma enterprise value of the Issuer following the Closing of approximately $43.6 million, or 1.04x FY24 estimated revenue of approximately $42 million assuming full redemptions of the PRBM trust and $17.5 million of cash and no debt post Business Combination. The actual enterprise value may be different depending on the final capitalization of the Issuer and actual redemption amounts.

The number of shares issued to an Investor shall be equal to the amount of the Investment made by an Investor divided by the Share Price. All fractional shares shall be rounded down to the nearest whole share.

EnOcean Shareholder Earnout Shares:	The target prices for the Earnout Shares for existing EnOcean GmbH shareholders will be adjusted to $6.00, $7.50, and $9.00 per share, respectively. Any Investors that purchase shares from existing shareholders of EnOcean GmbH in the Additional Secondary Purchase will receive any applicable Earnout Shares that would be due to such shareholder of EnOcean GmbH for such shareholder’s shares of EnOcean GmbH. With respect to the Ordinary Shares purchased in the Secondary Purchase from the existing shareholders of EnOcean GmbH, however, the Earnout Shares associated with such Secondary Purchase will be forfeited by such Investors.
Parabellum LLC Earnout Warrant	Earnout warrants for the same of number of shares contributed by Parabellum LLC to the Incentive Pool will be acquired by Parabellum LLC and be exercisable for $0.01 per share upon achievement of the same target prices that trigger the EnOcean Earnout Shares of $6.00, $7.50, and $9.00 per share, respectively.
Registration Rights:	The Investors will receive the same registration rights as the EnOcean GmbH shareholders and Parabellum LLC.
Subscription Agreements:	Upon completion of each Investors’ due diligence process, but no later than April 29, 2023, Each Investor will enter into a subscription agreement that will commit such Investor to invest the capital committed simultaneous with the completion of the Business Combination. This commitment will expire on the earlier of (i) September 30, 2023, if the Business Combination has not been completed by that date, or (ii) should PRBM and EnOcean GmbH terminate efforts to complete the Business Combination.
Expenses:	Each Investor, EnOcean GmbH, Issuer and PRBM shall be responsible for each party’s expenses with respect to this transaction.
Exclusivity:	EnOcean GmbH, Issuer and PRBM will agree to amend Section 10.01(j) of the Business Combination Agreement to extend the deadline for obtaining subscriptions for financing from February 28, 2023, to April 29, 2023.